Smith Barney LifeVest

Annual Report for:

o Single Premium Variable Life Insurance Policy issued by IDS Life Insurance Company

Prospectus for:

o Smith Barney Stripped "Zero Coupon" U.S. Treasury Securities
Fund, Series A

Annual Financial Information


Report of Independent Auditors

The Board of Directors
IDS Life Insurance Company

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life Variable Account for Smith Barney for Single Premium Variable Life Insurance as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended, except for the S95 subaccount which is for the year ended December 31, 1994 and the period January 1, 1995 to November 15, 1995 (date of maturity of the securities in the Trust). These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 with the affiliated mutual fund manager and the unit investment trust sponsor. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life Variable Account for Smith Barney for Single Premium Variable Life Insurance at December 31, 1996 and the individual and combined results of their operations and the changes in their net assets for the periods described above, in conformity with generally accepted accounting principles.



ERNST & YOUNG LLP
Minneapolis,  Minnesota
March 21, 1997

IDS Life Variable Account for Smith Barney
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Net Assets                                                                                               Dec. 31, 1996

                                                                         Segregated Asset Subaccounts                      Combined
                                                   ------------------------------------------------------------------      Variable
Assets                                         SAP            SMM          SHI         STR          SGO        S04          Account
-----------------------------------------------------------------------------------------------------------------------------------
Investments in shares of mutual
fund portfolios and units of
the trust at market value:
IDS Life Series Fund
Equity Portfolio - 510,496 shares
at net asset value of  $25.65 per
share (cost $7,953,076) ................   $13,096,399   $       --   $       --   $       --   $       --   $     --   $13,096,399
IDS Life Series Fund
Income Portfolio - 1,395,665 shares
at net asset value of $1.00 per
share (cost $1,395,542) ................            --    1,395,533           --           --           --         --     1,395,533
IDS Life Series Fund Money Market
Portfolio - 139,900 shares at
net asset value of $10.17 per
share (cost $1,515,491) ................            --           --    1,422,314           --           --         --     1,422,314
IDS Life Series Fund
Managed Portfolio -  345,894 shares
at net asset value of $17.06 per
share (cost $4,723,705) ................            --           --           --    5,900,448           --         --     5,900,448
IDS Life Series Fund Government
Securities Portfolio - 159,337
shares at net asset value
of $10.03 per share (cost $1,550,790) ..            --           --           --           --    1,597,959         --     1,597,959
Smith Barney Inc. Stripped
("Zero Coupon") U. S. Treasury
Securities Fund, Series A 2004
Trust - 304,363 shares
at net asset value of
$0.61 per share (cost $157,872) ........            --           --           --           --           --    185,478       185,478

-----------------------------------------------------------------------------------------------------------------------------------
                                            13,096,399    1,395,533    1,422,314    5,900,448    1,597,959    185,478    23,598,131

-----------------------------------------------------------------------------------------------------------------------------------
Dividends receivable ...................            --        5,974        8,062           --        7,840         --        21,876
Accounts receivable from IDS Life
   for contract purchase payments ......        13,209           --           --       13,774           --         --        26,983
-----------------------------------------------------------------------------------------------------------------------------------
Total assets ...........................    13,109,608    1,401,507    1,430,376    5,914,222    1,605,799    185,478    23,646,990
-----------------------------------------------------------------------------------------------------------------------------------


Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Payable to IDS Life for:
  Mortality and expense risk fee .......        53,021        2,968        2,974       23,554        3,350        206        86,073
  Minimum death benefit guarantee
    risk charge ........................            --           --           --           --           --         39            39
  Issue and administrative expense
    charge .............................            --           --           --           --           --         39            39
  Distribution expense charge ..........            --           --           --           --           --         49            49
  Mortality charge .....................            --           --           --           --           --         29            29
  Premium tax charge ...................            --           --           --           --           --         20            20
  Transaction charge ...................            --           --           --           --           --         25            25
Payable to mutual fund portfolios for
  investments purchased ................        13,209        3,005        5,088       13,774        4,491         --        39,567
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities ......................        66,230        5,973        8,062       37,328        7,841        407       125,841
-----------------------------------------------------------------------------------------------------------------------------------

Net assets applicable to
Variable Life contracts in
accumulation period ....................   $13,043,378   $1,395,534   $1,422,314   $5,876,894   $1,597,958   $185,071   $23,521,149
-----------------------------------------------------------------------------------------------------------------------------------
Accumulation units outstanding .........     3,372,075    1,055,223    1,021,781    2,287,669      991,272     96,078
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per accumulation unit ..   $      3.85   $     1.32   $     1.39   $     2.57   $     1.61   $   1.90
-----------------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.


IDS Life Variable Account for Smith Barney
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                                    Year ended Dec. 31, 1996

                                                                         Segregated Asset Subaccounts                     Combined
                                                       --------------------------------------------------------------     Variable
                                                  SAP          SMM          SHI          STR         SGO        S04        Account
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss):
Dividend income from mutual fund portfolios .$ 2,074,894   $   55,631   $  96,268    $   452,040   $108,372   $     --   $2,787,205
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk charge ...........    113,889        6,956       8,643         35,953      9,722      2,901      178,064
Minimum death benefit guarantee risk charge .     44,086        4,646       5,774         24,017      6,494      1,836       86,853
Issue and administrative expense charge .....     44,086        4,646       5,774         24,017      6,494      1,836       86,853
Distribution charge .........................     32,999        3,478       4,322         17,977      4,861      1,377       65,014
Mortality charge ............................     54,910        5,787       7,191         29,913      8,088      2,295      108,184
Premium tax charge ..........................     21,911        2,309       2,870         11,936      3,228        917       43,171
Transaction charge ..........................         --           --          --             --         --      1,147        1,147
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses ..............................    311,881       27,822      34,574        143,813     38,887     12,309      569,286
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net ..............  1,763,013       27,809      61,694        308,227     69,485    (12,309)   2,217,919
-----------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)on Investments - Net
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain on sales of investments in
mutual fund portfolios and in the trusts:
Proceeds from sales .........................  2,463,451    1,103,070     384,711      1,031,121    124,181    557,795    5,664,329
Cost of investments sold ....................  1,395,185    1,103,081     418,426        845,728    119,993    486,356    4,368,769
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain(loss) on investments ......  1,068,266          (11)    (33,715)       185,393      4,188     71,439    1,295,560
Net change in unrealized appreciation or
depreciation of investments .................   (823,689)           3     (15,687)       157,510    (92,975)   (53,998)    (828,836)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments ..............    244,577           (8)    (49,402)       342,903    (88,787)    17,441      466,724
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations ................... $2,007,590   $   27,801   $  12,292    $   651,130   $(19,302)  $  5,132   $2,684,643
-----------------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.


  IDS Life Variable Account for Smith Barney
-----------------------------------------------------------------------------------------------------------------------
  Statements of Operations                                                                     Year ended Dec. 31, 1995

                                                       Segregated Asset Subaccounts                            Combined
                               -----------------------------------------------------------------------------   Variable
                                 SAP            SMM        SHI         STR          SGO       S95*      S04     Account
-----------------------------------------------------------------------------------------------------------------------
  Investment income (loss):
  Dividend income from
  mutual fund portfolios.....$  268,604    $   63,687  $  88,953    $ 300,012   $  97,485  $     -- $     -- $  818,741
-----------------------------------------------------------------------------------------------------------------------
  Expenses:
  Mortality and expense
  risk charge ...............    69,242         7,380      7,802       44,426      12,045     4,122    1,646    146,663
  Minimum death benefit
  guarantee risk charge......    46,254         4,930      5,212       22,999       5,788     2,748    1,097     89,028
  Issue and administrative
  expense charge ............    46,254         4,930      5,212       22,999       5,788     2,748    1,097     89,028
  Distribution expense
  charge ....................    34,621         3,691      3,901       16,869       4,333     2,061      823     66,299
  Mortality charge ..........    57,610         6,140      6,492       28,646       7,209     3,435    1,371    110,903
  Premium tax charge ........    22,988         2,450      2,590       11,776       2,877     1,374      548     44,603
  Transaction charge ........        --            --         --           --          --     1,717      686      2,403
-----------------------------------------------------------------------------------------------------------------------
  Total expenses.............   276,969        29,521     31,209      147,715      38,040    18,205    7,268    548,927
-----------------------------------------------------------------------------------------------------------------------
  Investment income (loss) --
  net.......................     (8,365)       34,166     57,744      152,297      59,445   (18,205)  (7,268)   269,814
-----------------------------------------------------------------------------------------------------------------------

  Realized and Unrealized Gain (Loss) on Investments -- Net
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales
  of investments in mutual fund
  portfolios and in the trusts:
  Proceeds from sales........ 1,847,284       860,714    159,993    1,331,998     146,245   824,274  133,665  5,304,173
  Cost of investments sold... 1,081,307       860,734    184,473    1,182,522     141,246   683,352   87,161  4,220,795
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)
  on investments.............   765,977           (20)   (24,480)     149,476       4,999   140,922   46,504  1,083,378
  Net change in unrealized
  appreciation or depreciation
  of investments............. 2,603,618            15    183,529      623,831     158,503   (98,959)  25,013  3,495,550
-----------------------------------------------------------------------------------------------------------------------
  Net gain (loss) on
  investments................ 3,369,595            (5)   159,049      773,307     163,502    41,963   71,517  4,578,928
-----------------------------------------------------------------------------------------------------------------------
  Net increase in
  net assets resulting from
  operations ................$3,361,230     $  34,161  $ 216,793   $  925,604   $ 222,947  $ 23,758 $ 64,249 $4,848,742
-----------------------------------------------------------------------------------------------------------------------
  * For the period Jan. 1, 1995, to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.
  See accompanying notes to financial statements.

  IDS Life Variable Account for Smith Barney
--------------------------------------------------------------------------------------------------------------------------------
  Statements of Operations                                                                              Year ended Dec. 31, 1994

                                                       Segregated Asset Subaccounts                                     Combined
                                 ---------------------------------------------------------------------------------      Variable
                                   SAP            SMM          SHI         STR          SGO       S95       S04          Account
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss):
  Dividend income from
  mutual fund portfolios.....   $1,063,619    $   38,282   $  95,109    $ 758,258   $ 110,768  $     --  $     --     $2,066,036
--------------------------------------------------------------------------------------------------------------------------------
  Expenses:
  Mortality and expense
  risk charge ...............       70,402         6,483       2,628       44,393       9,859     4,854       1,318      139,937
  Minimum death benefit
  guarantee risk charge......       37,747         4,330       6,513       25,122       6,586     3,236         879       84,413
  Issue and administrative
  expense charge ............       37,747         4,330       6,513       25,122       6,586     3,236         879       84,413
  Distribution expense
  charge ....................       28,254         3,241       4,875       18,804       4,929     2,427         659       63,189
  Mortality charge ..........       47,015         5,394       8,112       31,289       8,203     4,045       1,095      105,153
  Premium tax charge ........       18,761         2,152       3,237       12,486       3,273     1,618         442       41,969
  Transaction charge ........           --            --          --           --          --     2,022         549        2,571
--------------------------------------------------------------------------------------------------------------------------------
  Total expenses.............      239,926        25,930      31,878      157,216      39,436    21,438       5,821      521,645
--------------------------------------------------------------------------------------------------------------------------------
  Investment income (loss) --
  net.......................       823,693        12,352      63,231      601,042      71,332   (21,438)     (5,821)   1,544,391
--------------------------------------------------------------------------------------------------------------------------------

  Realized and Unrealized Gain (Loss) on Investments -- Net
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales
  of investments in mutual fund
  portfolios and in the trusts:
  Proceeds from sales........    1,122,644     1,238,579     202,700      953,599     481,242   358,380      13,821    4,370,965
  Cost of investments sold...      737,207     1,238,587     235,785      849,236     462,641   312,437       9,126    3,845,019
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)
  on investments.............      385,437            (8)    (33,085)     104,363      18,601    45,943       4,695      525,946
  Net change in unrealized
  appreciation or depreciation
  of investments.............   (1,175,401)          (28)   (124,885)    (817,558)   (215,484)  (34,087)    (26,816)  (2,394,259)
---------------------------------------------------------------------------------------------------------------------------------
  Net gain (loss) on
  investments................     (789,964)          (36)   (157,970)    (713,195)   (196,883)   11,856     (22,121)  (1,868,313)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in
  net assets resulting from
  operations ................   $   33,729     $  12,316   $ (94,739)  $ (112,153)  $(125,551) $ (9,582)   $(27,942)  $ (323,922)
---------------------------------------------------------------------------------------------------------------------------------
  See accompanying notes to financial statements.

IDS Life Variable Account for Smith Barney
--------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                                     Year ended Dec. 31, 1996

                                                                  Segregated Asset Subaccounts                          Combined
                                     ----------------------------------------------------------------------------       Variable
Operations                                SAP           SMM           SHI         STR          SGO        S04            Account
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net ...   $ 1,763,013   $   27,809    $   61,694   $  308,227   $   69,485    $(12,309)   $ 2,217,919
Net realized gain (loss)
  on investments..................     1,068,266          (11)      (33,715)     185,393        4,188      71,439      1,295,560
Net change in unrealized
appreciation or
depreciation of investments ......      (823,689)           3       (15,687)     157,510      (92,975)    (53,998)      (828,836)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations .     2,007,590       27,801        12,292      651,130      (19,302)      5,132      2,684,643
--------------------------------------------------------------------------------------------------------------------------------
Contract Transactions
--------------------------------------------------------------------------------------------------------------------------------
Net transfers* ...................       (60,419)      47,499       117,069      (26,624)     (35,049)    (42,280)           196
Transfers for policy loans .......      (108,461)     (18,730)       60,629     (119,615)      (9,028)       (364)      (195,569)
Policy charges ...................            --           --            --           --           --          --             --
Contract terminations:
Surrender benefits ...............    (1,141,243)    (274,026)     (186,939)    (696,013)     (76,608)        (40)    (2,374,869)
Death benefits ...................            --           --            --      (25,291)          --          --        (25,291)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions ............    (1,310,123)    (245,257)       (9,241)    (867,543)    (120,685)    (42,684)    (2,595,533)
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year ..    12,345,911    1,612,990     1,419,263    6,093,307    1,737,945     222,623     23,432,039
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ........   $13,043,378   $1,395,534    $1,422,314   $5,876,894   $1,597,958    $185,071    $23,521,149
--------------------------------------------------------------------------------------------------------------------------------

Accumulation Unit Activity
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  beginning of year...............     3,739,368    1,249,006     1,030,438    2,652,684    1,068,232     112,267
Net transfers* ...................       (20,628)      31,341        86,005      (11,417)     (22,468)    (15,967)
Transfers for policy loans .......       (31,349)     (14,304)       45,513      (50,916)      (5,690)       (201)
Contract terminations:
Surrender benefits ...............      (315,316)    (210,820)     (140,175)    (292,276)     (48,802)        (21)
Death benefits ...................            --           --            --      (10,406)          --          --
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year..     3,372,075    1,055,223     1,021,781    2,287,669      991,272      96,078
--------------------------------------------------------------------------------------------------------------------------------
*Includes transfer activity from (to) other subaccounts.
See accompanying notes to financial statements.

  IDS Life Variable Account for Smith Barney
-----------------------------------------------------------------------------------------------------------------------------
  Statements of Changes in Net Assets                                                                Year ended Dec. 31, 1995

                                                             Segregated Asset Subaccounts                            Combined
                           -------------------------------------------------------------------------------------     Variable
  Operations                   SAP          SMM          SHI          STR          SGO         S95**       S04        Account
-----------------------------------------------------------------------------------------------------------------------------
  Investment income
  (loss) -- net......... $    (8,365)  $   34,166   $   57,744   $  152,297   $   59,445   $(18,205)  $   (7,268) $  269,814
  Net realized gain
  (loss) on investments.     765,977          (20)     (24,480)     149,476        4,999    140,922       46,504   1,083,378
  Net change in unrealized
  appreciation or depreciation
  of investments........   2,603,618           15      183,529      623,831      158,503    (98,959)      25,013   3,495,550
----------------------------------------------------------------------------------------------------------------------------
  Net increase in
  net assets resulting from
  operations............   3,361,230       34,161      216,793      925,604      222,947     23,758       64,249   4,848,742
----------------------------------------------------------------------------------------------------------------------------
  Contract Transactions
-----------------------------------------------------------------------------------------------------------------------------
  Net transfers*........    (296,536)     715,785       37,201       41,957      230,395   (795,854)      67,927         875
  Transfers for policy
  loans.................    (300,101)     (17,359)     (51,160)    (230,174)      (9,698)      (502)        (446)   (609,440)
  Policy charges (Note 3)        (12)          --           (8)          --           --         --           --         (20)
  Contract terminations:
  Surrender benefits
  (Note 10).............    (524,947)     (92,138)     (20,709)    (854,418)     (91,812)    (8,017)    (126,106) (1,718,147)
  Death benefits........      (9,260)     (13,995)      (1,749)      (3,892)     (18,396)        --           --     (47,292)
-----------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from
  contract transactions.  (1,130,856)     592,293      (36,425)  (1,046,527)     110,489   (804,373)     (58,625) (2,374,024)
-----------------------------------------------------------------------------------------------------------------------------
  Net assets at beginning
  of year...............  10,115,537      986,536    1,238,895    6,214,230    1,404,509    780,615      216,999  20,957,321
----------------------------------------------------------------------------------------------------------------------------
  Net assets at end
  of year............... $12,345,911   $1,612,990   $1,419,263   $6,093,307   $1,737,945   $     --   $  222,623 $23,432,039
----------------------------------------------------------------------------------------------------------------------------
  Accumulation Unit Activity
----------------------------------------------------------------------------------------------------------------------------
  Units outstanding at
  beginning of year.....   4,142,587      786,564    1,064,043    3,145,108      994,719    544,506      139,733
  Net transfers*........    (115,120)     558,464       29,935       13,084      151,909   (538,654)      39,068
  Transfers for policy
  loans.................    (106,416)     (13,520)     (45,198)    (107,778)      (6,626)      (347)        (253)
  Deductions for policy
  charges...............          (5)          --           (7)          --           --         --           --
  Contract terminations:
  Surrender benefits....    (178,399)     (71,634)     (16,837)    (395,731)     (59,983)    (5,505)     (66,281)
  Death benefits........      (3,279)     (10,868)      (1,498)      (1,999)     (11,787)        --           --
------------------------------------------------------------------------------------------------------------------
  Units outstanding at
  end of year...........   3,739,368    1,249,006    1,030,438    2,652,684    1,068,232         --      112,267
------------------------------------------------------------------------------------------------------------------
 * Includes transfer activity from (to) other subaccounts.
 **For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.
  See accompanying notes to financial statements.

  IDS Life Variable Account for Smith Barney
----------------------------------------------------------------------------------------------------------------------------
  Statements of Changes in Net Assets                                                               Year Ended Dec. 31, 1994

                                                             Segregated Asset Subaccounts                           Combined
                          --------------------------------------------------------------------------------------    Variable
  Operations                   SAP          SMM          SHI          STR         SGO        S95          S04        Account
----------------------------------------------------------------------------------------------------------------------------
  Investment income
  (loss) -- net......... $   823,693   $   12,352   $   63,231   $  601,042   $   71,332   $(21,438)  $ (5,821)   $1,544,391
  Net realized gain
  (loss) on investments.     385,437           (8)     (33,085)     104,363       18,601     45,943      4,695       525,946
  Net change in unrealized
  appreciation or depreciation
  of investments........  (1,175,401)         (28)    (124,885)    (817,558)    (215,484)   (34,087)   (26,816)   (2,394,259)
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in
  net assets resulting from
  operations............      33,729       12,316      (94,739)    (112,153)    (125,551)    (9,582)   (27,942)     (323,922)
-----------------------------------------------------------------------------------------------------------------------------
  Contract Transactions                                                                                                     _
-----------------------------------------------------------------------------------------------------------------------------
  Net transfers*........     204,398       28,171       56,429       17,261     (316,901)     9,618      1,580           556
  Transfers for policy
  loans.................    (154,689)     (17,876)     (18,631)    (122,120)     (17,390)   (11,647)      (449)     (342,802)
  Contract terminations:
  Surrender benefits
  (Note 10).............    (252,988)    (253,707)    (109,500)    (377,514)     (53,297)  (162,800)        --    (1,209,806)
  Death benefits........     (67,012)          --      (21,013)     (20,525)      (3,470)        --         --      (112,020)
-----------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from
  contract transactions.    (270,291)    (243,412)     (92,715)    (502,898)    (391,058)  (164,829)     1,131    (1,664,072)
-----------------------------------------------------------------------------------------------------------------------------
  Net assets at beginning
  of year...............  10,352,099    1,217,632    1,426,349    6,829,281    1,921,118    955,026    243,810    22,945,315
----------------------------------------------------------------------------------------------------------------------------
  Net assets at end
  of year............... $10,115,537   $  986,536   $1,238,895   $6,214,230   $1,404,509   $780,615   $216,999   $20,957,321
----------------------------------------------------------------------------------------------------------------------------
  Accumulation Unit Activity
----------------------------------------------------------------------------------------------------------------------------
  Units outstanding at
  beginning of year.....   4,254,205      981,708    1,143,994    3,397,116    1,264,164    660,189    138,773
  Net transfers*........      86,542       22,488       45,456        8,100     (218,043)     5,961      1,251
  Transfers for policy
  loans.................     (64,791)     (14,355)     (15,372)     (61,148)     (11,674)    (8,155)      (291)
  Contract terminations:
  Surrender benefits....    (104,732)    (203,277)     (92,623)    (187,978)     (37,314)  (113,489)        --
  Death benefits........     (28,637)          --      (17,412)     (10,982)      (2,414)        --         --
----------------------------------------------------------------------------------------------------------------------------
  Units outstanding at
  end of year...........   4,142,587      786,564    1,064,043    3,145,108      994,719    544,506    139,733
----------------------------------------------------------------------------------------------------------------------------
  *Includes transfer activity from (to) other subaccounts.
  See accompanying notes to financial statements.

IDS Life Variable Account for Smith Barney

Notes to Financial Statements
----------------------------------------------------------
1.  Organization

IDS Life Variable Account for Smith Barney (the Variable Account) was established on April 23, 1986 as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered as a single unit investment trust under the Investment Company Act of 1940. Operations of the Variable Account commenced on Oct. 3, 1986.

The Variable Account is comprised of six subaccounts. Prior to Nov. 15, 1995, the date of maturity of securities in the 1995 Trust, the Variable Account was comprised of seven subaccounts. The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other subaccount, account or by IDS Life. The assets of the Variable Account shall be available, however, to cover the liabilities of IDS Life to the extent the assets of the Variable Account exceed its liabilities arising under the policies supported by it. Five of the Variable Account subaccounts invest in shares of the corresponding portfolios of the IDS Life Series Fund, Inc. (the mutual fund). The other subaccount invests in units of the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A (the Trust). Policy owners allocate their premium payment to one or more of the six subaccounts. Such funds are then invested in shares of five portfolios of IDS Life Series Fund, Inc. or in units of one Trust of Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A. The 1995 Trust matured on Nov. 15, 1995 and is no longer available for investment.

The mutual fund, which commenced operations Jan. 20, 1986, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Funds allocated to Subaccount SAP are invested in the shares of the Equity Portfolio; Subaccount SMM invests in the shares of the Money Market Portfolio; Subaccount SHI invests in the shares of the Income Portfolio; Subaccount STR invests in the shares of the Managed Portfolio; and Subaccount SGO invests in the shares of the Government Securities Portfolio.

The Trust, which commenced operations Aug. 4, 1986, is registered under the Investment Company Act of 1940 as a unit investment trust. Funds allocated to the 2004 subaccount (S04) invest in units of the 2004 Trust, and the 1995 subaccount (S95) funds were invested in units of the 1995 Trust.

Prior to Dec. 28, 1990, the Subaccounts invested in the shares of the Shearson Lehman Series Fund, which was formed on April 18, 1986. It is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on Nov. 3, 1986. Prior to Dec. 28, 1990, funds allocated to Subaccount SAP were invested in the shares of the Appreciation Portfolio; Subaccount SMM invested in the shares of the Money Market Portfolio; Subaccount SHI invested in the shares of the High Income Bond Portfolio; Subaccount STR invested in the shares of the Total Return Portfolio; and Subaccount SGO invested in the shares of the Government Securities Portfolio.

IDS Life acts as the investment manager and American Express Financial Corporation acts as the investment advisor of the IDS Life Series Fund, Inc. IDS Life serves as the distributor for the Variable Account and the underlying mutual fund. Smith Barney Inc. serves as sponsor for the Trust.

----------------------------------------------------------
2.  Summary of Significant Accounting Policies

Investments in Mutual Fund
Investments in shares of the mutual fund portfolios are stated at market value which is the net asset value per share as determined by the respective portfolios. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the portfolios are reinvested, net of any expenses payable to IDS Life, in additional shares of the portfolios and recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the portfolios' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Investments in the Trust
Investments in units of the Trust are stated at market value which is the net asset value per unit as determined by the respective trust. Investment transactions are accounted for on the date the units are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method.

Unrealized  appreciation  or  depreciation  of investments  in the  accompanying financial statements represents the subaccounts' share of the Trust's undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Federal Income Taxes
IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

----------------------------------------------------------
3.  Mortality Charge

IDS Life deducts a mortality charge equal (except as explained below), on an annual basis, to 0.5 percent of the daily net asset value of the Variable Account. Prior to the maturity date of the policy, the death benefit will always be higher than the policy value. This deduction will enable IDS Life to pay this additional amount. Although IDS Life does not expect to charge more than the rate mentioned above, its charge for providing life insurance protection could be greater. If, at any time, IDS Life assesses a charge higher than 0.5 percent for a policy, it will waive any surrender charges which may exist on that policy. IDS Life guarantees that its charge will never be greater than an amount based upon the 1958 Commissioners' Standard Ordinary Mortality Table.

----------------------------------------------------------
4.  Mortality and Expense Risk Charge

IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life is computed daily and is equal, on an annual basis, to 0.6 percent of the daily net asset value of the Variable Account.

----------------------------------------------------------
5.  Minimum Death Benefit Guarantee Risk Charge

IDS Life deducts a minimum death benefit guarantee risk charge equal, on an annual basis, to 0.4 percent of the daily net asset value of the Variable Account. This deduction is made to compensate IDS Life for the risk it assumes by providing a guaranteed minimum death benefit. The deduction will be made from the Variable Account and computed on a daily basis. This charge is guaranteed for the life of the contract and may not be increased.

----------------------------------------------------------
6.  Issue and Administrative Expense Charge

IDS Life deducts a charge to compensate it for expenses it incurs in administering the policy, such as the costs of underwriting the policy, conducting any medical examinations, establishing and maintaining records, and providing reports to policy owners. This charge is deducted daily and is equivalent, on an annual basis, to 0.4 percent of the daily net asset value of the Variable Account during the first 10 years of the policy, and to 0.3 percent thereafter. There is not necessarily a relationship between the amount of the charge imposed on a particular policy and the amount of administrative expenses that may be attributable to that policy.

----------------------------------------------------------
7.  Premium Tax Charge

To cover the premium taxes assessed by the various states and to compensate IDS Life for the average premium tax expense it incurs when issuing the policy, IDS Life deducts a charge equivalent, on an annual basis, to 0.2 percent of the daily net asset value of the Variable Account during the first 10 policy years, and 0 percent thereafter.

----------------------------------------------------------
8.  Distribution Expense Charge

IDS Life incurs certain sales and other distribution expenses at the time the policies are issued. This charge is equal, on an annual basis, to 0.3 percent of the daily average net asset value of the Variable Account for the first 10 policy years and 0 percent thereafter. IDS Life anticipates that this charge, together with any applicable surrender charge, will cover the expected costs of distributing the policies. In no event will the sum of the surrender charge deducted on surrender and cumulative distribution expense charges previously deducted exceed 9 percent of the single premium paid.

----------------------------------------------------------
9. Transaction Charge

IDS Life makes a daily charge against the assets of the subaccount investing in the Trust. This charge is intended to reimburse IDS Life for the transaction charge paid directly by IDS Life to Smith Barney Inc. on the sale of the Trust units to the Variable Account. IDS Life pays these amounts from its general account assets. The amount of the asset charge is equivalent to an effective annual rate of 0.25 percent of the account value invested in the Trust. This amount may be increased in the future but in no event will it exceed an effective annual rate of 0.5 percent of the Variable Account value. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for IDS Life. This charge also varies directly with the size of the account value.

----------------------------------------------------------
10.  Surrender Charge

IDS Life will use a surrender charge to help it recover certain selling expenses. The surrender charge will be deducted during the first eight policy years. Further, IDS Life guarantees that the total cumulative distribution expense charges and the surrender charge will never exceed 9 percent of the single premium. Charges by IDS Life for surrenders are not available on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $11,956,753 in 1996, $10,125,762 in 1995 and $6,969,493 in
1994. Such charges are not an expense of the subaccounts or Variable Account. They are deducted from contract surrender benefits paid by IDS Life.

----------------------------------------------------------
11.  Investment Transactions

The subaccounts' purchases of portfolio shares or trust units (net of charges), including reinvestment of dividend distributions, were as follows:

                                                           Year Ended Dec. 31,
                                                  ------------------------------------
  Subaccount   Investment                            1996           1995       1994
  ------------------------------------------------------------------------------------
  SAP          Equity Portfolio................   $2,920,271   $  717,367   $1,673,247
  SMM          Money Market Portfolio..........      885,621    1,487,172    1,007,521
  SHI          Income Portfolio................      437,164      181,311      173,216
  STR          Managed Portfolio...............      470,506      438,831    1,047,157
  SGO          Government Securities Portfolio.       72,982      316,179      161,516
  S95          1995 Trust......................           --           --*     171,662
  S04          2004 Trust......................      502,585       67,928        9,056
  ------------------------------------------------------------------------------------
                                                  $5,289,129   $3,208,788   $4,243,375
  ------------------------------------------------------------------------------------
 *For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the
  1995 Trust.

Condensed Financial Information (unaudited)

                                                                           Year Ended Dec. 31,
                                           ------------------------------------------------------------------------------
                                            1996    1995    1994    1993    1992    1991    1990    1989    1988    1987
-------------------------------------------------------------------------------------------------------------------------
Subaccount SAP (invests in Equity Portfolio)
Accumulation unit value at beginning of
period.................................... $3.30   $2.44    $2.43   $2.20   $2.14   $1.32   $1.35   $1.05   $0.97   $1.01
Accumulation unit value at end of period.. $3.87   $3.30    $2.44   $2.43   $2.20   $2.14   $1.32   $1.35   $1.05   $0.97
Number of accumulation units outstanding
at end of period (000 omitted)............ 3,372   3,739    4,143   4,254   4,592   4,902   5,464   5,590   6,111   7,324
-------------------------------------------------------------------------------------------------------------------------
Subaccount SMM (invests in Money Market Portfolio)
Accumulation unit value at beginning of
period.................................... $1.29   $1.25   $1.24    $1.24   $1.23   $1.18   $1.13   $1.08   $1.04   $1.01
Accumulation unit value at end of period.. $1.32   $1.29   $1.25    $1.24   $1.24   $1.23   $1.18   $1.13   $1.08   $1.04
Number of accumulation units outstanding
at end of period (000 omitted)............ 1,055   1,249     787      982   1,452   1,822   2,038   2,005   1,603   2,169
-------------------------------------------------------------------------------------------------------------------------
Subaccount SHI (invests in Income Portfolio)
Accumulation unit value at beginning of
period.................................... $1.38  $1.16    $1.24    $1.11   $1.04   $0.92   $1.13   $1.18   $1.06   $1.01
Accumulation unit value at end of period.. $1.39  $1.38    $1.16    $1.24   $1.11   $1.04   $0.92   $1.13   $1.18   $1.06
Number of accumulation units outstanding
at end of period (000 omitted)............ 1,021  1,030    1,064    1,144     901     947   1,310   2,331   3,401   2,666
-------------------------------------------------------------------------------------------------------------------------
Subaccount STR (invests in Managed Portfolio)
Accumulation unit value at beginning of
period.................................... $2.30  $1.98    $2.01    $1.72   $1.59   $1.23   $1.25   $1.09   $0.95   $1.00
Accumulation unit value at end of period.. $2.57  $2.30    $1.98    $2.01   $1.72   $1.59   $1.23   $1.25   $1.09   $0.95
Number of accumulation units outstanding
at end of period (000 omitted)............ 2,287  2,653    3,145    3,397   3,515   3,784   4,173   4,388   4,789   4,668
-------------------------------------------------------------------------------------------------------------------------
Subaccount SGO (invests in Government Securities Portfolio)
Accumulation unit value at beginning of
period.................................... $1.63  $1.41    $1.52    $1.39   $1.33   $1.17   $1.12   $1.04   $1.00   $1.01
Accumulation unit value at end of period.. $1.61  $1.63    $1.41    $1.52   $1.39   $1.33   $1.17   $1.12   $1.04   $1.00
Number of accumulation units outstanding
at end of period (000 omitted)............   991  1,068      995    1,264   1,486   1,724   1,548   1,598   1,672   1,792
-------------------------------------------------------------------------------------------------------------------------
Subaccount S95 (invests in 1995 Trust)*
Accumulation unit value at beginning of
period.................................... $  --  $1.43    $1.44    $1.39   $1.32   $1.17   $1.09   $0.97   $0.92   $1.00
Accumulation unit value at end of period.. $  --  $  --    $1.43    $1.44   $1.39   $1.32   $1.17   $1.09   $0.97   $0.92
Number of accumulation units outstanding
at end of period (000 omitted)............    --     --      545      660     313     585     811     499     467     176
-------------------------------------------------------------------------------------------------------------------------
Subaccount S04 (invests in 2004 Trust)
Accumulation unit value at beginning of
period.................................... $1.98  $1.55    $1.74    $1.47   $1.38   $1.17   $1.16   $0.96   $0.86   $0.98
Accumulation unit value at end of period.. $1.90  $1.98    $1.55    $1.74   $1.47   $1.38   $1.17   $1.16   $0.96   $0.86
Number of accumulation units outstanding
at end of period (000 omitted)............    96    112      140      139     280     261     605     636     464     282
-------------------------------------------------------------------------------------------------------------------------
*For the period Jan. 6, 1987 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.

IDS Life Financial Information

The financial statements shown below are those of the insurance company and not those of any other entity. They are included for the purpose of informing the investor as to the financial condition of the insurance company and its ability to carry out its obligations under its variable contracts.

                           IDS LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS


                                                        Dec. 31,       Dec. 31,
ASSETS                                                    1996           1995
------                                                    ----        ---------
                                                             (thousands)

Investments:
Fixed maturities:
Held to maturity, at amortized cost (Fair value:
1996, $10,521,650; 1995, $11,878,377) ..............   $10,236,379   $11,257,591
Available for sale, at fair value (Amortized cost:
1996, $11,008,622; 1995, $10,146,136) ..............    11,146,845    10,516,212
Mortgage loans on real estate ......................     3,493,364     2,945,495
Policy loans .......................................       459,902       424,019
Other investments ..................................       251,465       146,894

Total investments ..................................    25,587,955    25,290,211

Cash and cash equivalents ..........................       224,603        72,147
Amounts recoverable from reinsurers ................       157,722       114,387
Amounts due from brokers ...........................        11,047            --
Other accounts receivable ..........................        44,089        39,108
Accrued investment income ..........................       343,313       348,008
Deferred policy acquisition costs ..................     2,330,805     2,025,725
Deferred income taxes ..............................        33,923            --
Other assets .......................................        37,364        36,410
Separate account assets ............................    18,535,160    14,974,082

Total assets .......................................   $47,305,981   $42,900,078
                                                       ===========   ===========

                           IDS LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (continued)


                                                       Dec. 31,        Dec. 31
LIABILITIES AND STOCKHOLDER'S EQUITY                    1996             1995
------------------------------------                    ----             ----
                                                             (thousands)


Liabilities:
Future policy benefits:
Fixed annuities ....................................   $21,838,008   $21,404,836
Universal life-type insurance ......................     3,177,149     3,076,847
Traditional life insurance .........................       209,685       209,249
Disability income and long-term care insurance .....       424,200       327,157

Policy claims and other
policyholders' funds ...............................        83,634        56,323
Deferred income taxes ..............................          --         112,904
Amounts due to brokers .............................       261,987       121,618
Other liabilities ..................................       332,078       285,354
Separate account liabilities .......................    18,535,160    14,974,082

Total liabilities ..................................    44,861,901    40,568,370

Stockholder's equity:
Capital stock, $30 par value per share;
100,000 shares authorized, issued and outstanding ..         3,000         3,000
Additional paid-in capital .........................       283,615       278,814
Net unrealized gain on investments .................        86,102       230,129
Retained earnings ..................................     2,071,363     1,819,765

Total stockholder's equity .........................     2,444,080     2,331,708

Total liabilities and stockholder's equity .........   $47,305,981   $42,900,078
                                                       ===========   ===========

Commitments and contingencies (Note 6)

See accompanying notes to consolidated financial statements.

                                              IDS LIFE INSURANCE COMPANY
                                           CONSOLIDATED STATEMENTS OF INCOME

                                                                   Years ended Dec. 31,
                                                       1996               1995                1994
                                                       ----               ----                ----
                                                                      (thousands)
Revenues:
Premiums:
Traditional life insurance                        $    51,403         $   50,193          $   48,184
Disability income and long-term care insurance        131,518            111,337              96,456

Total premiums                                        182,921            161,530             144,640

Policyholder and contractholder charges               302,999            256,454             219,936
Management and other fees                             271,342            215,581             164,169
Net investment income                               1,965,362          1,907,309           1,781,873
Net realized loss on investments                         (159)            (4,898)             (4,282)

Total revenues                                      2,722,465          2,535,976           2,306,336

Benefits and expenses:
Death and other benefits:
Traditional life insurance                             26,919             29,528              28,263
Universal life-type insurance
and investment contracts                               85,017             71,691              52,027
Disability income and
long-term care insurance                               19,185             16,259              13,393

Increase (decrease) in liabilities for future policy benefits:
Traditional life insurance                              1,859             (1,315)             (3,229)
Disability income and
long-term care insurance                               57,230             51,279              37,912

Interest credited on universal life-type
insurance and investment contracts                  1,370,468          1,315,989           1,174,985
Amortization of deferred policy acquisition costs     278,605            280,121             280,372
Other insurance and operating expenses                261,468            211,642             210,101

Total benefits and expenses                         2,100,751          1,975,194           1,793,824

Income before income taxes                            621,714            560,782             512,512

Income taxes                                         207,138            195,842             176,343

Net income                                         $  414,576         $  364,940          $  336,169
                                                   ==========         ==========          ==========

See accompanying notes to consolidated financial statements.

                                               IDS LIFE INSURANCE COMPANY
                                  CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                             Three years ended Dec. 31, 1996
                                                       (thousands)

                                                            Additional    Net Unrealized
                                              Capital           Paid-In     Gain (Loss) on     Retained
                                               Stock            Capital       Investments      Earnings            Total
                                               -----            -------       -----------      --------            -----
Balance, Dec. 31, 1993                         $3,000         $ 222,000     $      114        $1,468,230       $1,693,344
Initial adoption of SFAS No. 115                   --                --        181,269                --          181,269
Net income                                         --                --             --           336,169          336,169
Change in net unrealized
gain (loss) on  investments                        --                --       (457,091)               --         (457,091)
Cash dividends                                     --                --             --          (165,000)        (165,000)

Balance, Dec. 31, 1994                          3,000           222,000       (275,708)        1,639,399        1,588,691
Net income                                         --                --             --           364,940          364,940
Change in net unrealized
gain (loss) on investments                         --                --        505,837                --          505,837
Capital contribution from parent                   --            56,814             --                --           56,814
Loss on reinsurance transaction
with affiliate                                     --                --             --            (4,574)          (4,574)
Cash dividends                                     --                --             --          (180,000)        (180,000)

Balance, Dec. 31, 1995                          3,000           278,814        230,129         1,819,765        2,331,708
Net income                                         --                --             --           414,576          414,576
Change in net unrealized
gain (loss) on investments                         --                --       (144,027)               --         (144,027)
Capital contribution from parent                   --             4,801             --                --            4,801
Other changes                                      --                --             --             2,022            2,022
Cash dividends                                     --                --             --          (165,000)        (165,000)

Balance, Dec. 31, 1996                         $3,000          $283,615       $ 86,102        $2,071,363       $2,444,080
                                                =====           =======         ======          ========         ========

See accompanying notes to consolidated financial statements.

                                                   IDS LIFE INSURANCE COMPANY
                                              CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       Years ended Dec. 31,
                                                            1996               1995                1994
                                                            ----               ----                ----
                                                                            (thousands)
Cash flows from operating activities:
Net income                                               $ 414,576          $ 364,940           $ 336,169
Adjustments to reconcile net income to
net cash (used in) provided by operating activities:
Policy loan issuance, excluding universal
life-type insurance                                        (49,314)           (46,011)            (37,110)
Policy loan repayment, excluding universal
life-type insurance                                         41,179             36,416              33,384
Change in amounts recoverable from reinsurers              (43,335)           (34,083)            (25,006)
Change in other accounts receivable                         (4,981)            12,231             (28,551)
Change in accrued investment income                          4,695            (30,498)            (10,333)
Change in deferred policy acquisition
costs, net                                                (294,755)          (196,963)           (192,768)
Change in liabilities for future policy
benefits for traditional life,
disability income and
long-term care insurance                                    97,479             85,575              55,354
Change in policy claims and other
policyholders' funds                                        27,311              6,255               5,552
Change in deferred income taxes                            (65,609)           (33,810)            (19,176)
Change in other liabilities                                 46,724             (6,548)               (122)
(Accretion of discount)
amortization of premium, net                               (23,032)           (22,528)             30,921
Net realized loss on investments                               159              4,898               4,282
Policyholder and contractholder
charges, non-cash                                         (154,286)          (140,506)           (126,918)
Other, net                                                 (10,816)             3,849              (8,709)

Net cash (used in) provided by operating
activities                                               $ (14,005)         $   3,217           $  16,969

                                              IDS LIFE INSURANCE COMPANY
                                    CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)


                                                                         Years ended Dec. 31,
                                                            1996               1995                1994
                                                                            (thousands)
Cash flows from investing activities:
Fixed maturities held to maturity:
Purchases                                             $    (43,751)      $ (1,007,208)         $ (879,740)
Maturities, sinking fund payments and calls                759,248            538,219           1,651,762
Sales                                                      279,506            332,154              58,001
Fixed maturities available for sale:
Purchases                                               (2,299,198)        (2,452,181)         (2,763,278)
Maturities, sinking fund payments and calls              1,270,240            861,545           1,234,401
Sales                                                      238,905            136,825             374,564
Other investments, excluding policy loans:
Purchases                                                 (904,536)          (823,131)           (634,807)
Sales                                                      236,912            160,521             243,862
Change in amounts due from brokers                         (11,047)             7,933              (2,214)
Change in amounts due to brokers                           140,369           (105,119)           (124,749)

Net cash used in investing activities                     (333,352)        (2,350,442)           (842,198)

Cash flows from financing activities:
Activity related to universal life-type insurance
and investment contracts:
Considerations received                                  3,567,586          4,189,525           3,566,814
Surrenders and death benefits                           (4,250,294)        (3,141,404)         (3,602,392)
Interest credited to account balances                    1,370,468          1,315,989           1,174,985
Universal life-type insurance policy loans:
Issuance                                                   (86,501)           (84,700)            (78,239)
Repayment                                                   58,753             52,188              50,554
Capital contribution from parent                             4,801                 --                  --
Cash dividends to parent                                  (165,000)          (180,000)           (165,000)

Net cash provided by financing activities                  499,813          2,151,598             946,722

Net increase (decrease) in cash and
cash equivalents                                           152,456           (195,627)            121,493

Cash and cash equivalents at
beginning of year                                           72,147            267,774             146,281

Cash and cash equivalents at
end of year                                          $     224,603        $    72,147         $   267,774
                                                         =========           ========            ========

See accompanying notes to consolidated financial statements.

                           IDS LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  ($ thousands)

1. Summary of significant accounting policies

   Nature of business

   IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly owned subsidiary of American Express Financial Corporation, which is a wholly owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of the Company and serves New York State residents. The Company also wholly owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company (ACLAC) and American Partners Life Insurance Company.

   The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

   Basis of presentation

   The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

   The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments

   Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are carried as a separate component of stockholder's equity, net of deferred taxes.

   Realized investment gain or loss is determined on an identified cost basis.

   Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

   Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

   Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loans losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

   The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgement as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

   The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

   Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

   When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

   Statements of cash flows

   The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

   Supplementary information to the consolidated statements of cash flows for the years ended Dec. 31 is summarized as follows:

                                         1996         1995          1994
                                      ---------      --------      -----
     Cash paid during the year for:
       Income taxes                    $317,283     $191,011     $226,365
       Interest on borrowings             4,119        5,524        1,553

   Recognition of profits on annuity contracts and insurance policies

   Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

   The retrospective deposit method is used in accounting for universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

   Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   Policyholder and contractholder charges include the monthly cost of insurance charges and issue and administrative fees. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees and mortality and expense risk fees from the variable annuity and variable life insurance separate accounts and underlying funds.

   Deferred policy acquisition costs

   The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized in relation to surrender charge revenue and a portion of the excess of investment income earned from investment of the contract considerations over the interest credited to contract owners. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

   Liabilities for future policy benefits

   Liabilities for universal life-type insurance, single premium deferred annuities and installment annuities are accumulation values.

   Liabilities for fixed annuities in a benefit status are based on the Progressive Annuity Table with interest at 5 percent, the 1971 Individual Annuity Table with interest at 7 percent or 8.25 percent, or the 1983a Table with various interest rates ranging from 5.5 percent to 9.5 percent, depending on year of issue.

   Liabilities for future benefits on traditional life insurance are based on the net level premium method and anticipated rates of mortality, policy persistency and interest earnings. Anticipated mortality rates generally approximate the 1955-1960 Select and Ultimate Basic Table for policies issued prior to 1980, the 1965-1970 Select and Ultimate Basic Table for policies issued from 1981-1984 and the 1975-1980 Select and Ultimate Basic Table for policies issued after 1984. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates are 4% for policies issued before 1974, 5.25% for policies issued from 1974-1980, and range from 10% to 6% depending on policy form, issue year and policy duration for policies issued after 1980.

   Liabilities for future disability income policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method and anticipated rates of morbidity, mortality, policy persistency and interest earnings. Anticipated morbidity rates are based on the 1964 Commissioners Disability Table for policies issued before 1996 and the 1985 CIDA table for policies issued in 1996. Anticipated mortality rates are based on the 1958 Commissioners Standard Ordinary Table for policies issued before 1996 and the 1975-1980 Basic Table for policies issued in 1996. Anticipated policy persistency rates vary by policy form, occupation class, issue age and policy duration. Anticipated interest rates are 3% for policies issued before 1996 and grade from 7.5% to 5% over five years for policies issued in 1996. Claim reserves are calculated on the basis of anticipated rates of claim continuance and interest earnings. Anticipated claim continuance rates are based on the 1964 Commissioners Disability Table for claims incurred before 1993 and the 1985 CIDA Table for claims incurred after 1992. Anticipated interest rates are 8% for claims incurred prior to 1992, 7% for claims incurred in 1992 and 6% for claims incurred after 1992.

   Liabilities for future long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method and anticipated rates of morbidity, mortality, policy persistency and interest earnings. Anticipated morbidity rates are based on the 1985 National Nursing Home Survey. Anticipated mortality rates are based on the 1983a Table. Anticipated policy persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates are 9.5% grading to 7% over 10 years for policies issued from 1989-1992 and 7.75% grading to 7% over 4 years for policies issued after 1992. Claim reserves are calculated on the basis of anticipated rates of claim continuance and interest earnings. Anticipated claim continuance rates are based on the 1985 National Nursing Home Survey. Anticipated interest rates are 8% for claims incurred prior to 1992, 7% claims incurred in 1992 and 6% for claims incurred after 1992.

   Reinsurance

   The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis. Graded premium whole life and long-term care policies are primarily reinsured on a coinsurance basis.

   Federal income taxes

   The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between American Express Financial Corporation and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of American Express Financial Corporation to reimburse subsidiaries for all tax benefits.

   Included  in other  liabilities  at Dec.  31,  1996 and 1995 are  $33,358 and
   ($13,415),  respectively,   receivable  from/(payable  to)  American  Express
   Financial Corporation for federal income taxes.

   Separate account business

   The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

   The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

   Accounting changes

   The Financial Accounting Standards Board's (FASB) Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," was effective Jan. 1, 1996. The new rule did not have a material impact on the Company's results of operations or financial condition. The Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." The effect of adopting the new rule was to increase stockholder's equity by $181,269, net of tax, as of Jan. 1, 1994, but the adoption had no impact on the Company's net income.

   Reclassification

   Certain 1995 and 1994 amounts have been reclassified to conform to the 1996 presentation.

2. Investments

   Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

   Net realized gain (loss) on investments for the years ended Dec. 31 is summarized as follows:

                                          1996           1995            1994
                                       --------        --------        --------

   Fixed maturities ............       $  8,736        $  9,973        $ (1,575)
   Mortgage loans ..............         (8,745)        (13,259)         (3,013)
   Other investments ...........           (150)         (1,612)            306
                                       --------        --------        --------
                                       $   (159)       $ (4,898)       $ (4,282)
                                       ========        ========        ========

   Changes in net unrealized appreciation (depreciation) of investments for the years ended Dec. 31 are summarized as follows:

                                         1996          1995            1994
                                     ----------    ------------     -----------
   Fixed maturities:
      Held to maturity .......     $  (335,515)     $ 1,195,847     $(1,329,740)
      Available for sale .....        (231,853)         811,649        (720,449)
   Equity securities .........             (52)           3,118          (2,917)

   The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at Dec. 31, 1996 are as follows:

                                                    Gross       Gross
                                        Amortized  Unrealized  Unrealized   Fair
   Held to maturity                         Cost      Gains     Losses      Value
   ----------------                         ----      -----     ------      -----
   U.S. Government agency obligations    $ 44,002    $   933  $  1,276     $ 43,659
   State and municipal obligations          9,685        412        --       10,097
   Corporate bonds and obligations      8,057,997    356,687    47,639    8,367,045
   Mortgage-backed securities           2,124,695     21,577    45,423    2,100,849
                                     ------------  ---------   ------- ------------
                                      $10,236,379   $379,609   $94,338  $10,521,650
                                      ===========   ========   =======  ===========

                                                      Gross       Gross
                                       Amortized  Unrealized  Unrealized       Fair
   Available for sale                       Cost      Gains      Losses        Value
   ------------------                       ----      -----      ------        -----
   U.S. Government agency obligations $    77,944   $  2,607   $     96  $    80,455
   State and municipal obligations         11,032      1,336         --       12,368
   Corporate bonds and obligations      3,701,604    122,559     24,788    3,799,375
   Mortgage-backed securities           7,218,042    104,808     68,203    7,254,647
                                       ----------   --------     ------  -----------
   Total fixed maturities              11,008,622    231,310     93,087   11,146,845
   Equity securities                        3,000        308         --        3,308
                                      -----------   --------    -------  -----------
                                      $11,011,622   $231,618    $93,087  $11,150,153
                                      ===========   ========    =======  ===========

   The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at Dec. 31, 1995 are as follows:

                                                       Gross         Gross
                                          Amortized   Unrealized   Unrealized     Fair
   Held to maturity                           Cost      Gains       Losses        Value

   U.S. Government agency obligations   $    64,523   $  3,919     $    --   $    68,442
   State and municipal obligations           11,936        362          32        12,266
   Corporate bonds and obligations        8,921,431    620,327      36,786     9,504,972
   Mortgage-backed securities             2,259,701     42,684       9,688     2,292,697
                                        -----------  ---------     -------   -----------
                                        $11,257,591   $667,292     $46,506   $11,878,377
                                        ===========   ========     =======   ===========

                                                        Gross        Gross
                                          Amortized   Unrealized   Unrealized     Fair
   Available for sale                        Cost       Gains       Losses        Value

   U.S. Government agency obligations   $    84,082  $   3,248    $     50   $    87,280
   State and municipal obligations           11,020      1,476          --        12,496
   Corporate bonds and obligations        2,514,308    186,596       3,451     2,697,453
   Mortgage-backed securities             7,536,726    206,288      24,031     7,718,983
                                         ----------   --------     -------    ----------
   Total fixed maturities                10,146,136    397,608      27,532    10,516,212
   Equity securities                          3,156        361          --         3,517
                                         ----------   --------     -------    ----------
                                        $10,149,292   $397,969     $27,532   $10,519,729
                                        ===========   ========     =======   ===========

   The amortized cost and fair value of investments in fixed maturities at Dec. 31, 1996 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                           Amortized             Fair
   Held to maturity                           Cost               Value

   Due in one year or less               $    197,711       $    200,134
   Due from one to five years               2,183,374          2,294,335
   Due from five to ten years               4,606,775          4,779,690
   Due in more than ten years               1,123,824          1,146,642
   Mortgage-backed securities               2,124,695          2,100,849
                                         ------------       ------------
                                          $10,236,379        $10,521,650

                                            Amortized             Fair
   Available for sale                         Cost                Value

   Due in one year or less               $    227,051       $    229,650
   Due from one to five years                 851,428            899,098
   Due from five to ten years               2,140,579          2,182,079
   Due in more than ten years                 571,522            581,371
   Mortgage-backed securities               7,218,042          7,254,647
                                         ------------       ------------
                                          $11,008,622        $11,146,845

   During the years ended Dec. 31, 1996, 1995 and 1994, fixed maturities classified as held to maturity were sold with amortized cost of $277,527, $333,508 and $61,290, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

   As a result of adopting the FASB Special Report, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities," the Company reclassified securities with a book value of $91,760 and net unrealized gains of $881 from held to maturity to available for sale in December 1995.

   In addition, fixed maturities available for sale were sold during 1996 with proceeds of $238,905 and gross realized gains and losses of $571 and $16,084, respectively. Fixed maturities available for sale were sold during 1995 with proceeds of $136,825 and gross realized gains and losses of $nil and $5,781, respectively. Fixed maturities available for sale were sold during 1994 with proceeds of $374,564 and gross realized gains and losses of $1,861 and $7,602, respectively.

   At Dec. 31, 1996, bonds carried at $13,571 were on deposit with various states as required by law.

   Net investment income for the years ended Dec. 31 is summarized as follows:

                                         1996            1995           1994
                                        ---------       -------        -----

   Interest on fixed maturities       $1,666,929      $1,656,136    $1,556,756
   Interest on mortgage loans            283,830         232,827       196,521
   Other investment income                43,283          35,936        38,366
   Interest on cash equivalents            5,754           5,363         6,872
                                   -------------         -------   -----------
                                       1,999,796       1,930,262     1,798,515
   Less investment expenses               34,434          22,953        16,642
                                    ------------       ---------    ----------
                                      $1,965,362      $1,907,309    $1,781,873
                                      ==========      ==========    ==========

   At Dec. 31, 1996, investments in fixed maturities comprised 84 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $1.9 billion which are rated by American Express Financial Corporation internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on Dec. 31 is as follows:

     Rating                              1996               1995
     ------                          -----------         -----------
     Aaa/AAA ....................... $ 9,460,134         $ 9,907,664
     Aaa/AA ........................       2,870               3,112
     Aa/AA .........................     241,914             279,403
     Aa/A ..........................     192,631             154,846
     A/A ...........................   2,949,895           3,104,122
     A/BBB .........................   1,034,661             871,782
     Baa/BBB .......................   4,531,515           4,417,654
     Baa/BB ........................     768,285             657,633
     Below investment grade ........   2,063,096           2,007,511
                                     -----------         -----------
                                     $21,245,001         $21,403,727

   At Dec. 31, 1996, 95 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than 1 percent of the Company's total investments in fixed maturities.

   At Dec. 31, 1996, approximately 13.7 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                 Dec. 31, 1996               Dec. 31, 1995
                           -------------------------    ------------------------
                           On Balance   Commitments    On Balance   Commitments
     Region                   Sheet     to Purchase       Sheet     to Purchase
   ------------------      -----------   -----------    -----------   ----------
   East North Central      $  777,960      $  19,358     $  720,185    $ 67,206
   West North Central         389,285         29,620        303,113      34,411
   South Atlantic             891,852         35,007        732,529     111,967
   Middle Atlantic            553,869         17,959        508,634      37,079
   New England                310,177         14,042        244,816      40,452
   Pacific                    190,770          4,997        168,272      23,161
   West South Central         105,173         11,246         61,860      27,978
   East South Central          75,176             --         58,462      10,122
   Mountain                   236,597         11,401        184,964      16,774
                           ----------       --------       --------      ------
                            3,530,859        143,630      2,982,835     369,150
   Less allowance for losses   37,495             --         37,340          --
                           ----------       --------        -------         ---
                           $3,493,364       $143,630     $2,945,495    $369,150
                           ==========       ========     ==========    ========

                                   Dec. 31, 1996                Dec. 31, 1995
                           -------------------------    ------------------------
                           On Balance    Commitments    On Balance   Commitments
     Property type             Sheet     to Purchase       Sheet     to Purchase
-----------------------     ---------      ---------    -----------  -----------
Department/retail stores   $1,154,179      $  68,032    $   985,660    $ 134,538
Apartments                  1,119,352         23,246      1,038,446       84,978
Office buildings              611,395         27,653        464,381       62,664
Industrial buildings          296,944          6,716        255,469       22,721
Hotels/motels                  97,870          6,257         31,335       48,816
Nursing/retirement homes       88,226          1,877         80,864        4,378
Mixed Use                      73,120             --         53,169           --
Medical buildings              67,178          8,289         57,772        2,495
Other                          22,595          1,560         15,739        8,560
                         ------------     ----------      ---------     --------
                            3,530,859        143,630      2,982,835      369,150
Less allowance for losses      37,495             --         37,340           --
                         ------------         ------      ---------       ------
                           $3,493,364       $143,630     $2,945,495     $369,150
                           ==========       ========     ==========     ========

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At Dec. 31, 1996 and 1995, the Company's recorded investment in impaired loans was $79,441 and $83,874 with a reserve of $16,162 and $19,307, respectively. During 1996 and 1995, the average recorded investment in impaired loans was $74,338 and $74,567, respectively.

The Company recognized $4,889 and $5,014 of interest income related to impaired loans for the year ended Dec. 31, 1996 and 1995, respectively.

The following table presents changes in the reserve for investment losses related to all loans:

                                            1996              1995
                                         ---------         --------
Balance, Jan. 1 ....................      $ 37,340         $ 35,252
Provision for investment losses ....        10,005           15,900
Loan payoffs .......................        (4,700)         (11,900)
Foreclosures .......................        (5,150)          (1,350)
Other ..............................            --             (562)
                                          --------         --------
Balance, Dec. 31 ...................      $ 37,495         $ 37,340
                                          ========         ========

At Dec. 31, 1996, the Company had commitments to purchase affordable housing limited partnership investments of $28,476, which is recorded as a liability in the accompanying balance sheets. The total amounts committed in 1997 and 1998 are $25,234 and $3,242, respectively. The Company also had commitments to purchase real estate investments for $35,425. Commitments to purchase real estate investments are made in the ordinary course of business. The fair value of these commitments is $nil.

3. Income taxes

   The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

   Income tax expense consists of the following:

                                     1996          1995          1994
                                    ------       --------      -------
   Federal income taxes:
         Current                   $260,357      $218,040     $186,508
         Deferred                   (65,609)      (33,810)     (19,175)
                                   --------      --------     --------
                                    194,748       184,230      167,333
   State income taxes-current        12,390        11,612        9,010
                                  ---------       -------       ------
   Income tax expense              $207,138      $195,842     $176,343
                                   ========      ========     ========

   Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:

                                        1996                  1995                  1994
                                 -----------------     -----------------     -----------------
                                 Provision    Rate     Provision    Rate     Provision    Rate
        Federal income
          taxes based on
        the statutory rate       $217,600    35.0%      $196,274    35.0%     $179,379    35.0%
        Increases (decreases)
        are attributable to:
        Tax-excluded interest
          and dividend income      (9,636)   (1.6)        (8,524)   (1.5)       (9,939)   (2.0)
        Other, net                (13,216)   (2.1)        (3,520)   (0.6)       (2,107)   (0.4)
                                ---------   -----       --------    ----      --------    ----
        Federal income taxes     $194,748    31.3%      $184,230    32.9%     $167,333    32.6%
                                 ========   =====       ========    ====      ========    ====

   A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a policyholders' surplus account. At Dec. 31, 1996, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

   Significant components of the Company's deferred tax assets and liabilities as of Dec. 31 are as follows:

                                           1996            1995
                                          -------         -----
   Deferred tax assets:
   Policy reserves                       $724,412       $600,176
   Life insurance guarantee
      fund assessment reserve              29,854         26,785
   Other                                    2,763             --
                                        ---------        -------
   Total deferred tax assets              757,029        626,961
                                        ---------        -------

   Deferred tax liabilities:
   Deferred policy acquisition costs      665,685        590,762
   Unrealized gain on investments          48,486        129,653
   Investments, other                       8,935         17,152
   Other                                       --          2,298
                                         --------        -------
   Total deferred tax liabilities         723,106        739,865
                                         --------        -------
   Net deferred tax assets (liabilities)$  33,923      $(112,904)
                                        =========      =========

   The Company is required to establish a "valuation allowance" for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. Stockholder's equity

   During 1996, the Company received a $4,801 capital contribution from its parent, American Express Financial Corporation. During 1995, the Company received a $39,700 capital contribution from its parent in the form of investments in fixed maturities and mortgage loans. In addition, effective Jan. 1, 1995, the Company began consolidating the financial results of ACLAC. This change reflected the transfer of ownership of ACLAC from Amex Life Assurance Company (Amex Life), a former affiliate, to the Company prior to the sale of Amex Life to an unaffiliated third party on Oct. 2, 1995. This transfer of ownership to the Company has been reflected as a capital contribution of $17,114 in the accompanying financial statements. The effect of this change in reporting entity was not significant and prior periods have not been restated.

   As discussed in Note 5, the Company entered into a reinsurance agreement with Amex Life during 1995. As a result of this transaction, a loss of $4,574 was realized and reported as a direct charge to retained earnings.

   Other changes in the statements of stockholder's equity are primarily related to reinsurance transactions with affiliates.

   Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,261,592 as of Dec. 31, 1996 and $1,103,993 as of Dec. 31, 1995 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 1997 in excess of approximately $351,306 would require approval of the Department of Commerce of the State of Minnesota.

   Statutory net income for the years ended Dec. 31 and capital and surplus as of Dec. 31 are summarized as follows:

                                       1996            1995           1994
                                      ------          ------        ------
   Statutory net income            $ 365,585       $ 326,799       $ 294,699
   Statutory capital and surplus   1,565,082       1,398,649       1,261,958

   Dividends paid to American Express Financial Corporation were $165,000 in 1996, $180,000 in 1995, and $165,000 in 1994.

5. Related party transactions

   The Company has loaned funds to American Express Financial Corporation under a collateral loan agreement. The balance of the loan was $11,800 and $25,800 at Dec. 31, 1996 and 1995, respectively. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. It is collateralized by equity securities valued at $116,543 at Dec. 31, 1996. Interest income on related party loans totaled $780, $1,371 and $2,894 in 1996, 1995 and 1994, respectively.

   The Company purchased a five year secured note from an affiliated company which had an outstanding balance of $nil and $19,444 at Dec. 31, 1996 and 1995, respectively. The note bears a fixed rate of 8.42 percent. Interest income on the above note totaled $1,637, $1,937 and $2,278 in 1996, 1995 and 1994, respectively.

   The Company has a reinsurance agreement whereby it assumed 100 percent of a block of single premium life insurance business from Amex Life Assurance Company (Amex Life), a former affiliate. The accompanying consolidated balance sheets at Dec. 31, 1996 and 1995 include $758,812 and $764,663, respectively, of future policy benefits related to this agreement.

   The Company has a reinsurance agreement to cede 50 percent of its long-term care insurance business to Amex Life. The accompanying consolidated balance sheets at Dec. 31, 1996 and 1995 include $134,121 and $95,484, respectively, of reinsurance receivables related to this agreement. Premiums ceded amounted to $32,917, $25,553 and $20,360 and reinsurance recovered from reinsurers amounted to $5,135, $4,998 and $3,022 for the years ended Dec. 31, 1996, 1995 and 1994, respectively.

   The Company has a reinsurance agreement to assume deferred annuity contracts from Amex Life. At Oct. 1, 1995, a $803,618 block of deferred annuities and $28,327 of deferred policy acquisition costs were transferred to the Company. The accompanying consolidated balance sheet at Dec. 31, 1996 includes $828,298 of future policy benefits related to this agreement. Contracts with future policy benefits totaling $50,400 were still reinsured with the former affiliate at Dec. 31, 1996. The remaining contracts had been novated to Company contracts.

   Until July 1, 1995, the Company participated in the IDS Retirement Plan of American Express Financial Corporation which covered all permanent employees age 21 and over who had met certain employment requirements. Effective July 1, 1995, the IDS Retirement Plan was merged with American Express Company's American Express Retirement Plan, which simultaneously was amended to include a cash balance formula and a lump sum distribution option. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $174, $155 and $156 in 1996, 1995 and 1994, respectively.

   The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1996, 1995 and 1994 were $990, $815 and $957, respectively.

   The Company participates in defined benefit health care plans of American Express Financial Corporation that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of American Express Financial Corporation. American Express Financial Corporation expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis.

   Charges  by  American  Express   Financial   Corporation  for  use  of  joint
   facilities, marketing services and other services aggregated $397,362, $377,139, and $335,183 for 1996, 1995 and 1994, respectively. Certain of these costs are included in deferred policy acquisition costs. In addition, the Company rents its home office space from American Express Financial Corporation on an annual renewable basis.

6. Commitments and contingencies

   At Dec. 31, 1996 and 1995, traditional life insurance and universal life-type insurance in force aggregated $67,274,354 and $59,683,532, respectively, of which $3,875,921 and $3,771,204 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income and long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $48,250, $39,399 and $31,016 and reinsurance recovered from reinsurers amounted to $15,612, $14,088, and $10,778 for the years ended Dec. 31, 1996, 1995 and 1994. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

   A number of lawsuits have been filed against life and health insurers in jurisdictions in which the Company and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. In December 1996, an action of this type was brought against the Company and its parent, American Express Financial Corporation. The plaintiffs purport to represent a class consisting of all persons who replaced existing Company policies with new Company policies from and after Jan. 1, 1985. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. Plaintiffs seek damages in an unspecified amount and seek to establish a claims resolution facility for the determination of individual issues. The Company and its parent believe they have meritorious defenses to the claims raised in the lawsuit. The outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action. In the opinion of management, however, the ultimate resolution of the above lawsuit and others filed against the Company should not have a material adverse effect on the Company's consolidated financial position.

   During 1996, the Company settled the federal tax audit for 1987 through 1989 tax years. There was no material impact as a result of that audit. Also, the IRS is currently auditing the Company's 1990 through 1992 tax years. Management does not believe there will be a material impact as a result of this audit.

7. Lines of credit

   The Company has available lines of credit with two banks and its parent aggregating $175,000, of which $100,000 is with its parent. The lines of credit are at 40 to 80 basis points over the lenders' cost of funds or equal to the prime rate, depending on which line of credit agreement is used. The $25,000 line of credit with one bank expired on Dec. 31, 1996 and the Company did not seek renewal. The $50,000 line of credit with the other bank expires on June 30, 1997 and the Company expects to seek renewal. Borrowings outstanding under these agreements were $nil at Dec. 31, 1996 and 1995.

8. Derivative financial instruments

   The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

   Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

   Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit exposure related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

   Credit exposure related to interest rate caps and floors is measured by the replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

   The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

   The Company's holdings of derivative financial instruments are as follows:

                               Notional    Carrying      Fair      Total Credit
   Dec. 31, 1996                Amount       Value       Value       Exposure
   -------------              ---------     -------     --------   ------------
   Assets:
    Interest rate caps      $ 4,000,000     $16,227     $  7,439      $  7,439
    Interest rate floors      1,000,000       2,041        4,341         4,341
    Interest rate swaps       1,000,000          --      (24,715)           --
                             ----------     -------     --------       -------
                             $6,000,000     $18,268     $(12,935)      $11,780
                             ==========     =======     ========       =======
   Dec. 31, 1995
   Assets:
     Interest rate caps      $5,100,000     $26,680     $  8,366       $ 8,366
                             ==========     =======     ========       =======

   The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps and floors expire on various dates from 1996 to 2001. The interest rate swaps are in effect through 2001.

   Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

9. Fair values of financial instruments

   The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                           1996                        1995
                                          ------                      -----

                                 Carrying         Fair        Carrying         Fair
   Financial Assets               Value           Value         Value         Value
   ----------------               -----           -----         -----         -----
   Investments:
     Fixed maturities (Note 2):
       Held to maturity        $10,236,379   $10,521,650   $11,257,591   $11,878,377
       Available for sale       11,146,845    11,146,845    10,516,212    10,516,212
     Mortgage loans on
       real estate (Note 2)      3,493,364     3,606,077     2,945,495     3,184,666
     Other:
       Equity securities (Note 2)    3,308         3,308         3,517         3,517
       Derivative financial
         instruments (Note 8)       18,268       (12,935)       26,680         8,366
       Other                        63,993        66,242        52,182        52,182
   Cash and
     cash equivalents (Note 1)     224,603       224,603        72,147        72,147
   Separate account assets
     (Note 1)                   18,535,160    18,535,160    14,974,082    14,974,082

   Financial Liabilities
     Future policy benefits
       for fixed annuities      20,641,986    19,721,968    20,259,265    19,603,114
     Separate account
         liabilities            17,358,087    16,688,519    14,208,619    13,665,636

   At Dec. 31, 1996 and 1995, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,112,155 and $1,070,598, respectively, and policy loans of $83,867 and $74,973, respectively. The fair value of these benefits is based on the status of the annuities at Dec. 31, 1996 and 1995. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1996 and 1995.

   At Dec. 31, 1996 and 1995, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $1,177,073 and $765,463, respectively.

10.Segment information

   The Company's operations consist of two business segments; first, individual and group life insurance, disability income and long-term care insurance, and second, annuity products designed for individuals, pension plans, small businesses and employer-sponsored groups. The consolidated condensed statements of income for the years ended Dec. 31, 1996, 1995 and 1994 and total assets at Dec. 31, 1996, 1995 and 1994 by segment are summarized as follows:

                                          1996           1995            1994
                                         ------         ------          -----
   Net investment income:
   Life, disability income
     and long-term care insurance   $    262,998   $    256,242   $     247,047
   Annuities                           1,702,364      1,651,067       1,534,826
                                     -----------    -----------    ------------
                                     $ 1,965,362    $ 1,907,309    $  1,781,873
                                     ===========    ===========    ============
   Premiums, charges and fees:
   Life, disability income
     and long-term care insurance   $    448,389   $    384,008   $     335,375
   Annuities                             308,873        249,557         193,370
                                    ------------   ------------   -------------
                                    $    757,262   $    633,565   $     528,745
                                    ============   ============   =============
   Income before income taxes:
   Life, disability income
     and long-term care insurance   $    161,115   $    125,402   $     122,677
   Annuities                             460,758        440,278         394,117
   Net loss on investments                  (159)        (4,898)         (4,282)
                                   -------------  -------------  --------------
                                    $    621,714   $    560,782   $     512,512
                                    ============   ============   =============
   Total assets:
   Life, disability income
     and long-term care insurance   $  7,028,906   $  6,195,870    $  5,269,188
   Annuities                          40,277,075     36,704,208      30,478,355
                                     -----------    -----------     -----------
                                     $47,305,981    $42,900,078     $35,747,543
                                     ===========    ===========     ===========

   Allocations of net investment income and certain general expenses are based on various assumptions and estimates.

   Assets are not individually identifiable by segment and have been allocated principally based on the amount of future policy benefits by segment.

   Capital  expenditures  and  depreciation   expense  are  not  material,   and
   consequently, are not reported.

Report of Independent Auditors


The Board of Directors
IDS Life Insurance Company

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain investments in debt and equity securities in 1994.



Ernst & Young LLP
February 7, 1997
Minneapolis, Minnesota